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[Mountain Logo] Westcore Funds

                                 WESTCORE TRUST

                             WESTCORE BLUE CHIP FUND
                        WESTCORE MID-CAP OPPORTUNITY FUND
                       WESTCORE SMALL-CAP OPPORTUNITY FUND

      Supplement dated January 18, 2000 to Prospectus dated October 1, 1999

THIS SUPPLEMENT IS TO BE USED WITH THE PROSPECTUS DATED OCTOBER 1, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-392-CORE (2673) OR DOWNLOAD A COPY FROM THE INTERNET AT WWW.WESTCORE.COM.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH UNDER THE HEADING, "INVESTMENT PERSONNEL" ON PAGE 29 AND SUPPLEMENTS THE INFORMATION IN THE FOURTH PARAGRAPH UNDER THAT HEADING.

Timothy Quinlisk, CFA, a Vice President and Director of Value Strategies with Denver Investment Advisors, investment adviser to the Westcore Funds, is responsible for the day-to-day management of the Westcore Small-Cap Opportunity Fund. In addition, he is responsible for the day-to-day co-management of the Westcore Blue Chip Fund with Charlotte Petersen and the Westcore Mid-Cap Opportunity Fund with Christianna Wood.

Mr. Quinlisk has 15 years of research and portfolio management experience, focusing on value strategies. Most recently he worked at John Hancock Advisors, Inc. where he co-managed the Hancock Large Cap Value and Hancock Small Cap Value Funds since 1998. Mr. Quinlisk received his B.S. degree in Business Administration from Bryant College and also participated in the graduate program for Finance at Bentley College.

Charlotte Petersen, CFA, a Vice President of Denver Investment Advisors, is responsible for the day-to-day co-management of the Westcore Blue Chip Fund with Mr. Quinlisk. Ms. Petersen has 14 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993. Ms. Petersen received her B.A. degree from Princeton University.


Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.

WC113

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